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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                FORM 8-K

                          CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934






Date of report (Date of earliest event reported)   September 29, 1997
                                                 ---------------------------


                         CREATIVE GAMING, INC.
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       (Exact Name of Registrant as Specified in Its Charter)



                             New Jersey
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          (State or Other Jurisdiction of Incorporation)


              0-17642                  22-2930106
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   (Commission File Number)	    (IRS Employer Identification No.)


150 Morris Avenue, Suite 205, Springfield, New Jersey 07081
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         (Address of Principal Executive Offices)	(Zip Code)


                         (201) 467-0266
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      (Registrant's Telephone Number, Including Area Code)

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Item 1.  Change in Control
         -----------------

	Effective September 29, 1997, Arthur L. Malone, Jr., acquired 67,200 shares of the 12% Convertible Redeemable Preferred Stock, Series C, $1.00 par value (the "Series C Preferred Stock"), of Creative Gaming, Inc. (the "Company") and a Common Stock purchase warrant expiring September 29, 1999 (the "Warrant") to purchase 875,000 shares of the Company's Common Stock, no par value (the "Common Stock"), from the Company. However, the Certificate of Designation to the Company's Certificate of Incorporation authorizing 100,000 shares of the Series C Preferred Stock was not filed until October 24, 1997.

	Mr. Malone purchased the Series C Preferred Stock and
Warrant for $67,200 and used his personal funds without any loans or other financing arrangements.

	Each share of Series C Preferred Stock is convertible into
46.5 shares of the Common Stock. As a result, the 67,200 shares of the Series C Preferred Stock held by Mr. Malone is convertible into 3,124,800 shares of the Common Stock of the Company. The holders of Series C Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock in which the Series C Preferred Stock could be converted.

	Based upon his ownership of 67,200 shares of Series C
Preferred Stock, Mr. Malone currently holds 10.1% of the voting securities of the Company (12.6% assuming the exercise of the Warrant for 875,000 shares of Common Stock).

	The Company has authorized a one-for-thirty reverse stock split, to be made effective at the close of business on October 30, 1997. Because the terms of the acquisition of the Series C Preferred Stock and Warrant provide that the shares of the Common Stock into which such securities are convertible are not subject to the reverse stock split (anti-dilution provision), the percentage of voting securities held by Mr. Malone will increase to 56.5% of the Company's voting securities after the reverse stock split (62.5% assuming the exercise of the Warrant to purchase 875,000 shares of Common Stock.

	Under the terms of the purchase, Mr. Malone has the right to nominate two directors to be elected to the Board of Directors of the Company

	The following table sets forth information, as of October 24, 1997, with respect to (1) any person or "group" known to the Company to be the beneficial owner of more than five percent
(5%) of the capital stock of the Company; (2) each director of the Company; (3) the Chief Executive Officer of the Company; (4) each other executive officer who earned more than $100,000 in fiscal 1997 (of which there were none); and (5) all directors and executive officers as a group. Each beneficial owner has advised the Company that he or she has sole voting and investment power as to the shares of the capital stock, except that the warrants and options described in the notes below do not have any voting power until exercised.

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Name and Address of          Amount and Nature of           Percent
Beneficial Owner            Beneficial Ownership          Voting Stock(1)
-------------------         ---------------------         ---------------

David Slyman
2019 Ford Road
Sheffield, AI  35660              5,931,585(2)               19.8%

ZIMCO S.A.
Rue de Neuchatel 8,
CH-2034
PESEUX, Switzerland               4,220,000(3)               14.3%

Arthur I. Malone, Jr.
638 Lindero Canyon Road
P.O. Box 368
Agoura Hills, CA  91301            3,999,800(4)              13.2%

Peter J. Jegou (5)(6)
150 Morris Avenue
Springfield, NJ  07081             1,907,458(7)              7.0%

Harvey I. Freeman
137 East 94th Street
New York, NY  10028                1,443,333(8)              5.5%

Carol A. Kulina-
Jegou(6)(9)
150 Morris Avenue
Springfield, NJ 07081               220,000(10)              0.8%

All directors and
executive officers
as a group (3 persons)            2,192,458(7)(10)(11)       8.0%

__________________

(1)	The percentages computed in this column of the table are
based upon 26,290,728 shares of the Common Stock and 100,000 shares of Series C Preferred Stock outstanding as of October 24, 1997. Effect is given, where appropriate, pursuant to Rule 13d-3(d)(3(i) under the Exchange Act, to shares issuable upon the exercise of options and warrants which are currently exercisable or exercisable within 60 days of October 24, 1997.

(2)	According to a Schedule 13D filed by the holder under the
Exchange Act, the holder acquired the shares reported in the table from Bennett Management and Development
Corporation, the purchaser from the Company in a September
1994 private placement. The shares include, after giving effect to the anti-dilution provisions thereof, 3,681,585

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shares of the Common Stock issuable upon the exercise of
the warrant expiring March 5, 1998 which is currently exercisable.

(3)	The shares reported in the table include 3,000,000 shares
issuable in the aggregate upon the exercises of a Common
Stock purchase warrant expiring November 7, 1997 and a Common Stock purchase warrant expiring May 7, 1999, both of which are currently exercisable.

(4)	The shares reported in the table reflect 3,124,800 shares
issuable upon the conversion of 67,200 shares of the Series
C Preferred Stock and a Warrant to purchase 875,000 shares of Common Stock, which is exercisable at any time on or before September 29, 1999.

(5)	A director, Chairman of the Board, President and Chief
Executive Officer of the Company.

(6)	Peter J. Jegou and Carol A. Kulina-Jegou are husband and
wife.

(7)	The shares reported in the table include those issuable
upon the exercise of an option expiring May 18, 1999 to purchase 125,000 shares of the Common Stock, an option expiring November 6, 1999 to purchase 150,000 shares of the Common Stock, an option expiring November 6, 1999 (the "Employment Option") to purchase 50,000 shares of the Common Stock, a Common Stock purchase warrant expiring one year after the effective date of a related registration statement of the Company not yet effective to purchase
16,000 shares of the Common Stock, a Common Stock purchase warrant expiring April 29, 1998 to purchase, after giving effect to the anti-dilution provisions thereof, 264,508 shares and a Common Stock purchase warrant expiring August
6, 1999 to purchase 500,000 shares of the Common Stock, all of which are currently exercisable. The shares reported in the table do not include (a) 350,000 shares issuable upon the exercise of the Employment Option as to which the Employment Option is not currently exercisable or exercisable within 60 days of October 24, 1997 and (b)
3,856 shares of the Common Stock to be issued to Mr. Jegou in lieu of any claim by him to accumulated but undeclared and unpaid dividends on the Series A Preferred Stock 51,412 shares of which he converted as of May 31, 1994 into 12,853 shares of the Common Stock.

(8)	The shares reported in the table include 50,000 shares
issuable upon the exercise of a Common Stock purchase warrant expiring June 11, 1996, which is currently exercisable.

(9)	A director and the Secretary of the Company.

(10)	The shares reported in the table include those irrevocable
upon the exercise of an option expiring November 6, 1999 to purchase 50,000 shares of the Common Stock, which option became exercisable only on her retirement on December 31, 1995.

(11)	The amount reported in the table reflects (a) 50,000 shares
of the Common Stock and (b) 15,000 shares of the Common
Stock issuable upon the exercise of an option expiring July
6, 2000, owned by another executive officer of the Company.

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Item 5.  Other Events
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	The Board of Directors has authorized a one-for-thirty
reverse stock split, to be made effective at the close of business on October 30, 1997. The reverse stock split shall be effected by changing the authorized shares of the Common Stock, no par value, from 100,000,000 to 3,333,333 and reclassifying and combining each outstanding old share into one-thirtieth of one new share. The number of shares outstanding pre-split totaled 26,290,728 and the number of shares post-split will be 876,357.

	The Company was delisted from the NASDAQ SmallCap Market for late filing of its Form 10-KSB for the year ending May 31, 1997.

	The Company's Common Stock symbol will remain "CLPI" and, commencing October 31, 1997, the Common Stock will trade over-the-counter under the symbol `CLPID' for 30 days to show that a reverse split has taken place.

	The Company's post-split Common Stock CUSIP number will be
22528E 40 3.


Item 7.	  Exhibits
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1.	12% Convertible Redeemable Preferred Stock, Series C,
Purchase Agreement, including Certificate of
Designations, which is incorporated by reference to a
Schedule 13D filed by Arthur L. Malone, Jr. on October
9, 1997.



                          SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 29, 1997			          	CREATIVE GAMING, INC.



							                              /s/ Walter J. Krzanowski
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                              							Walter J. Krzanowski,
                                     Treasurer and
                              							Chief Financial Officer